UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2009 (October 8, 2009)

MGT Capital Investments, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Kensington Centre, 66 Hammersmith Road, London, United Kingdom		W14 8UD
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 011-44-20-7605-7950

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

This Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of MGT Capital Investments, Inc. and its consolidated subsidiaries (the “Company”) to differ materially from those expressed or implied by such forward-looking statements.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of revenue, gross profit, expenses, earnings or losses from operations, synergies or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the rate of market development and acceptance of medical imaging technology; the execution of restructuring plans; any statement concerning developments, performance or industry rankings relating to products or services; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; the difficulty of aligning expense levels with revenue changes; and other risks that are described from time to time in the Company’s Securities and Exchange Commission reports filed after this report.  The Company assumes no obligation and does not intend to update these forward-looking statements.

On October 8, 2009, MGT Capital Investments Limited, a company incorporated in England and Wales (“MGT UK”), and a wholly owned subsidiary of MGT Capital Investments, Inc. (the “Company” or the “Registrant”), entered into an agreement (the “Subscription Agreement”) with Moneygate Group Limited, a company incorporated in England and Wales (“Moneygate”), pursuant to which MGT UK acquired 9,607,843 ordinary shares of Moneygate, representing 49% of Moneygate’s issued and outstanding share capital, for the sum of £96.08 (approximately $155)  In addition, on October 8, 2009, MGT UK entered into two loan facilities with Moneygate.  The first facility (“Working Capital Facility”) provides for a twelve-month no interest working capital loan from MGT UK to Moneygate in amount of £250,000 (approximately $402,221).  The default rate of interest is 7% per year.  The second facility (the “Acquisition Facility”) (the Subscription Agreement, the Working Capital Facility and the Acquisition Facility are collectively referred to herein as the “Transaction Documents”) provides for a secured term loan facility of £2,000,000 (approximately $3,207,765) from MGT UK to Moneygate to be used by Moneygate for acquisitions of financial advisory companies.  Such acquisitions must be approved by MGT UK in writing and such approval may not be unreasonably withheld or delayed.  The term of the Acquisition Facility is the earlier of (i) three years from the effective date of October 8, 2009, or (ii) the date upon which MGT UK ceases to be a shareholder of Moneygate.  Interest accrues at the rate of 5% per year on any money drawn from the Acquisition Facility.  The default rate of interest is 7% per year.

There are no material relationships between the Registrant and Moneygate, or each of its respective affiliates, and any of the parties to the Transaction Documents, other than in respect of the Transaction Documents.

Item 9.01.   Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGT CAPITAL INVESTMENTS, INC.
	By:	/s/ TIM PATERSON-BROWN
Tim Paterson-Brown
Chairman and Chief Executive Officer
Date: October 15, 2009